UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the period ended November 30, 2014, originally filed with the Securities and Exchange Commission on February 6, 2015 (Accession Number 0001398344-15-000737), to correct the Cost value related to the Total Common Stocks and the Total Investments in the Schedule of Investments on page 9 of the Annual report to shareholders in Item 1 of the Form N-CSR. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)

ANNUAL REPORT
November 30, 2014

Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.capinnovationsfund.com

January 15, 2015

Dear Shareholders:

We are pleased to present the Capital Innovations Global Agri, Timber, Infrastructure Fund's ("the Fund") Annual report covering the period from December 1, 2013 through November 30th, 2014.

The Fund's no load Institutional share class (INNNX) returned 4.12% net of expenses for the Fund's fiscal year ending November 30th, 2014.   For the same respective time period, this can be compared to the return of the Standard & Poor's ("S&P") Global Natural Resources  Index of -5.02%.

As of November 30, 2014, the Fund invested 42.22% of net assets in Infrastructure holdings, 28.40% of net assets in Timber holdings and 26.96% in Agribusiness holdings.  Timber and Agribusiness holdings dominated as positive contributors to performance for the annual period. Infrastructure equity holdings provided the least contribution to performance during this annual period as the energy sector came under pressure in the latter part of the annual period.  In accordance with the Fund prospectus, we maintain the allocations to Infrastructure, Timber and Agribusiness holdings within specified ranges, although actual allocations may vary at any time and may move and remain outside of these ranges (although each allocation will not be less than 25%) due to market movements, cash flows into or out of the Fund and other factors.

The Fund's fiscal year commenced on December 1st, 2013 and at that time, the American economy was in bloom. Moving into the December holiday season 2013, consumer confidence was at a five-month high. Manufacturing showed improvement, and the U.S. Commerce Department unfurled the news that the American economy grew faster than expected during the third quarter of 2013. It was reported that the unemployment rate was at the lowest level since 2008. Hourly earnings increased, as did the length of the work week. Participation in the work force improved slightly. There were sound reasons to expect America's resurgence would continue into 2014.

Despite the good economic news, U.S. stock markets started 2014 with a slump largely because of investors' concerns that positive economic news would encourage the Federal Reserve to end quantitative easing sooner rather than later. The first quarter of 2014 offered up all the excitement and chills of a thriller. First, stock markets careened like runaway mining cars during January. Next, in her first press conference as new Federal Reserve Chairwoman, Janet Yellen implied the Fed might tighten monetary policy sooner than anyone expected which unsettled markets. Finally, Russia annexed Ukraine's Crimean Peninsula, incurring sanctions from other countries, and tipping its economy further toward recession. The quarter ended on a more encouraging note with many of the world's stock markets in positive territory.

These factors impacted the infrastructure sector in the first quarter of 2014, and resulted in the Fund's bottom contributors including three infrastructure holdings:  CNOOC Ltd., China Mobile Ltd., and Ecopetrol S.A. On the flip side, timber holdings began a very strong year in the first quarter with top contributors to Fund performance including:  Domtar Corporation and KapStone Paper and Packaging Corporation.  However, timber real estate investment trusts ("REITs") came under pressure during the first quarter as the worst performing REIT sector YTD due to housing starts being softer than expected and lumber prices coming under pressure (-8% since Jan highs). We viewed the headwinds as mostly transitory and saw the weakness as a buying opportunity. Our longer-term outlook for developed markets at the end of first quarter remained bullish, in part because corporations continued to strengthen their balance sheets.

Second quarter of 2014, the U.S. Department of Commerce delivered news that was about as welcome as a report of a great white shark sighting off a popular beach during the Fourth of July holiday. The Commerce Department's third revision of its estimate for economic growth in the United States during the first quarter of 2014 was revised significantly downward (by 1.9 percent).  It was the worst single-quarter contraction in five years.

With this backdrop, we began to see strength in the Fund's Infrastructure holdings with top contributing holdings including Orange SA and Anadarko Petroleum Corporation.  Timber focused securities came under pressure during this time due to a slow-down in housing and demand.  Agribusiness holdings remained relatively steady.

Throughout the third and fourth quarter of 2014, we positioned the portfolio around the following themes:  Yield, Growth and Quality.  We viewed investment yield being scarce, and would likely remain so as the U.S. Federal Reserve keeps rates at (or near) zero through mid-2015.  We saw global economic growth sluggish and sporadic. Our quality analysis concluded strong balance sheets were likely to be favored over low quality balance sheets until the financial system healed and credit creation resumed.

During 3rd quarter, Timber companies rose on the topic of potential company conversions to Master Limited Partner (MLP) structures.  This news was received as strongly positive by the market and benefited several of the Fund's holdings including Rock-Tenn Company, International Paper Company, and Packaging Corporation of America.

During 2014, the United States experienced tentative signs of economic growth, accelerating risks, plentiful liquidity, and financial markets suffering volatility. The investment landscape at the end of 2014 looks tentative with potentially high volatility and low GDP growth ahead.

We continue to favor both U.S. and non-U.S. developed-market stocks for that reason. Looking at currency fluctuations over the year, the U.S. dollar's 9.5% gain in 2014 reflects the accelerating U.S. economic recovery and strong corporate earnings growth, as well as weakness in Japan, Europe, and China.

The collapse of oil prices from June 2014 through November 2014 represents about $1.3 trillion transfer from oil producer to oil consumers. We expect this to spur consumers to increase spending by as much as 5-7% for the next 4-5 quarters. For most of the world, the tail wind of lower oil prices is helping to lift the pace of growth.

Short term, we're seeing a U.S. economy that's growing with increasing strength, and lower energy prices as a boost to consumer demand and confidence.  That's because the decline is like a tax cut to the economy, much like the savings you're getting at the gas pumps. Lower oil prices free up cash that can be saved or invested elsewhere, helping to boost growth. But the savings enjoyed by oil consumers are coming out of the pockets of oil-producing nations that are already feeling the pinch of an epic slide in benchmark prices.

In Russia and Venezuela, falling prices have cut revenue from oil sales, hammering local currencies, stoking local inflation and crimping economic growth. Saudi Arabia, the world's biggest exporter, has also lost billions in oil revenue, but holds a substantial cushion of cash reserves to help it ride out the price drop. Rising oil supplies are also being fed by an increase in U.S. production, slack demand from a slowing global economy, and long-term efficiency gains in consuming countries. The speed of the price drop, though, has caught most of the world by surprise.

We believe that overall 2015 can be an attractive investment environment for Real Asset equities provided they are poised to benefit from stronger global growth; including globally listed equities in the Agribusiness, Timber, and Infrastructure sectors.

Agribusiness Outlook:

Weather continues to be a key driver in our outlook. Extreme weather is becoming the new normal, with extremes covering at least 10% of the globe. This can impact crop yields globally, commodity pricing projections and overall farmer spending/investment.

Global food demand is set to increase over the next fifteen years.  Fertilizers are a key input to the production of grains and oilseeds, often exceeding half of purchased input costs.  Fertilizer shares have been relative underperformers to chemicals this year amid falling grain prices.   We had been cautious on fertilizer stocks for a majority of 2014 and continue to see potential for sustained low grain prices, falling farmer income and 4Q earnings risks.  By nutrient, we prefer nitrogen, potash and phosphate, although we remain attentive to the fertilizer sector.

Cheaper oil helps grocery stores and food distributors and we look to pursue the consumer staples group to emphasize this theme.  We continue to see meaningful upside from core supermarket operations as well as (over the near term) cheaper fuel.

As we look to 2015, we are cognizant of farmer sentiment leaning towards limiting capital investment, conservative farming practices and maximizing dollars received per crop unit by more actively controlling supply to the market.

Timber Outlook:

Lower oil prices stand to have a positive effect on paper and forest products companies.  Why?  Lower fuel costs for harvesting and hauling timber, freight savings, and potential increased railcar availability translate into reduced operational overhead.  In addition, as consumers find more money in their pocket and less spent at the pump, consumer goods spending is projected to increase; goods require packaging which will impact packaging and corrugated box producers.

Paper and Packaging: Benefits from operational improvements, Merger & Acquisition integration, and pricing in non-containerboard grades are proving to be an earnings catalyst for growth in early 2015 for the paper and packing companies. We maintain our positive view on the group due to valuation, MLP prospects, and continued benefits from capital deployment efforts.

Infrastructure Outlook:

The recent declines in the crude oil market have been beyond our prior worst case expectations and we project weakness to be sustained into 2015 before rebounding in second half 2015. For the energy sector, we believe crude oil markets need to find a floor. Still, despite the resurgence in volatility, we advocate patience in 2015.

In the short term, we do not expect a quick recovery of the oil price, which has fallen to a four-year low, as production levels in the U.S. and Saudi Arabia will remain high.  However, the current issue in the energy market is not OPEC or the strong dollar; it hinges on supply. The abundance of oil that is now accessible in North America because of improved technology has generated a supply imbalance. However, it is unlikely that dynamic will last.  Ultimately, markets will balance out, with drillers reducing supply.

As a result, we remain selective with individual Infrastructure stock selection and stick with high-quality and investment-grade names as top picks going into 2015, being positioned to outperform irrespective of volatility and the uncertain commodity environment.

Summary:

Overall we believe that success in global investing for 2015 will be tied to stronger global growth and a potential rise in inflationary pressures.  In closing, Capital Innovations was pleased with overall performance of the Fund in 2014.

We believe the Fund is well positioned to take advantage of the enduring and fundamental needs of today's global population – Food, Forest and Fuel.  We are hopeful that shareholders will be rewarded for their patience over the coming years.

We value your trust and confidence in the Fund, and thank you for your support.

Sincerely,

Michael D. Underhill	Susan L. Dambekaln
Chief Investment Officer	Portfolio Manager
Capital Innovations, LLC	Capital Innovations, LLC

IMPORTANT RISKS AND DISCLOSURES:

The views expressed in this report reflect those of the Fund's Sub-Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice.  This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report.  All current and future holdings are subject to risk and to change.  To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus:  The Fund's concentration in the infrastructure, timber, and agribusiness industries may present more risks than if the portfolio were broadly diversified over numerous industries, and the factors affecting the companies in each industry may have a significant effect on the Fund's performance. The Fund invests in foreign securities, which may be more volatile than securities of the U.S. The Fund invests in Master Limited Partnerships (MLPs), which involve additional risks including, but not limited to, regulatory risk and tax risk. Accordingly, the Fund may not be suitable for all investors.

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors:  agribusiness, energy, and metals & mining. One cannot invest in an index.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Class Shares, made at its inception, with a similar investment in the S&P Global Natural Resources Index, the S&P Global Agribusiness Equity Index, the S&P Global Timber and Forestry Index, and the S&P Global Infrastructure Index.  Results include the reinvestment of all dividends and capital gains.

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.  The S&P Global Agribusiness Equity Index includes 24 of the largest publicly-traded agribusiness companies from around the world.  The S&P Global Timber and Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management of the upstream supply chain of forests and timberlands.  The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2014	1 Year	Since Inception (09/28/12)
Before deducting maximum sales charge
Class A¹	3.84%	8.60%
Class C²	3.04%	7.76%
Institutional Class³	4.12%	8.86%
After deducting maximum sales charge
Class A¹	-2.12%	5.68%
Class C²	2.04%	7.76%
S&P Global Natural Resources Index	-5.02%	-2.44%
S&P Global Agribusiness Equity Index	10.77%	12.29%
S&P Global Timber & Forestry Index	3.91%	13.76%
S&P Global Infrastructure Index	15.26%	14.40%

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 990-9950.

Gross and Net Expense Ratios for Class A shares were 6.82% and 1.60% respectively, for the Class C shares were 7.57% and 2.35% respectively, and for the Institutional Class shares were 6.57% and 1.35% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund's Advisor has contractually agreed to waive its fees and/or pay for operating expenses.  In the absence of such waivers, the Fund's returns would have been lower.  The contractual fee waivers are in effect until March 31, 2015.

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase for Class A and Class C shares.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS – 97.2%
	AGRIBUSINESS – 26.9%
	AGRICULTURE – 4.9%
10,828	Adecoagro S.A.* 1	$98,535
6,954	Archer-Daniels-Midland Co.	366,337
3,671	Bunge Ltd.[1]	333,216
		798,088
	CHEMICALS – 15.1%
3,286	Agrium, Inc.[1]	320,122
1,470	CF Industries Holdings, Inc.	394,180
19,970	CVR Partners LP	214,478
3,401	EI du Pont de Nemours & Co.	242,831
2,691	Monsanto Co.	322,678
4,446	Mosaic Co.	203,493
9,105	Potash Corp. of Saskatchewan, Inc.[1]	316,490
6,000	Sociedad Quimica y Minera de Chile S.A. - ADR[1]	151,200
3,159	Syngenta A.G. - ADR[1]	207,831
724	Terra Nitrogen Co. LP	91,369
		2,464,672
	FOOD – 5.2%
9,735	BRF S.A. - ADR[1]	253,207
2,117	Ingredion, Inc.	176,198
5,610	Nestle S.A. - ADR[1]	421,031
		850,436
	PHARMACEUTICALS – 1.7%
2,275	Mead Johnson Nutrition Co.	236,236
6,929	Synutra International, Inc.*	36,862
		273,098
		4,386,294
	INFRASTRUCTURE – 42.0%
	ENGINEERING & CONSTRUCTION – 1.4%
1,697	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR[1]	227,059

	ENVIRONMENTAL CONTROL – 2.0%
6,722	Waste Management, Inc.	327,563

	GAS – 2.1%
4,715	National Grid PLC - ADR[1]	342,309

	OIL & GAS – 6.5%
3,645	Anadarko Petroleum Corp.	288,502
7,680	Chesapeake Energy Corp.	155,597
1,527	CNOOC Ltd. - ADR[1]	219,781
4,181	Sasol Ltd. - ADR[1]	175,811

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFRASTRUCTURE (Continued)
	OIL & GAS (Continued)
3,914	Total S.A. - ADR[1]	$217,736
		1,057,427
	PIPELINES – 15.6%
4,920	Enbridge, Inc.[1]	226,221
3,200	Energy Transfer Equity LP	190,048
8,838	EnLink Midstream Partners LP	246,492
4,940	Enterprise Products Partners LP	184,460
2,710	Genesis Energy LP	119,321
11,125	Kinder Morgan, Inc.	460,012
3,915	MarkWest Energy Partners LP	278,200
3,708	Plains All American Pipeline LP	190,777
7,458	TransCanada Corp.[1]	359,177
5,681	Williams Cos., Inc.	293,992
		2,548,700
	REITS – 1.6%
2,406	American Tower Corp.	252,654

	TELECOMMUNICATIONS – 9.9%
5,845	China Mobile Ltd. - ADR[1]	360,753
4,897	Chunghwa Telecom Co., Ltd. - ADR[1]	147,351
8,068	KT Corp. - ADR[1]	119,084
3,750	Nippon Telegraph & Telephone Corp. - ADR[1]	100,613
12,703	Orange S.A. - ADR[1]	222,175
1,597	SBA Communications Corp. - Class A*	194,307
17,540	Telefonica S.A. - ADR[1]	280,640
5,230	Vodafone Group PLC - ADR[1]	191,156
		1,616,079
	TRANSPORTATION – 2.3%
7,962	Guangshen Railway Co., Ltd. - ADR[1]	168,157
16,081	Navios Maritime Partners LP1	208,410
		376,567
	TRUCKING & LEASING – 0.6%
2,310	TAL International Group, Inc.	102,079
		6,850,437
	TIMBER – 28.3%
	BUILDING MATERIALS – 0.8%
2,856	Universal Forest Products, Inc.	136,346

	FOREST PRODUCTS & PAPER – 14.1%
11,295	Domtar Corp.	459,707
10,763	Fibria Celulose S.A. - ADR* 1	127,111
9,100	Interfor Corp.*	140,857

Capital Innovations Global Agri, Timber, Infrastructure Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	TIMBER (Continued)
	FOREST PRODUCTS & PAPER (Continued)
7,861	International Paper Co.	$423,079
12,100	KapStone Paper and Packaging Corp.*	361,427
5,328	MeadWestvaco Corp.	238,694
4,113	PH Glatfelter Co.	104,141
535	Pope Resources, LP	34,941
7,750	West Fraser Timber Co., Ltd.	402,444
		2,292,401
	PACKAGING & CONTAINERS – 4.9%
5,045	Packaging Corp. of America	374,742
7,512	Rock-Tenn Co. - Class A	426,757
		801,499
	REITS – 8.5%
8,653	Plum Creek Timber Co., Inc.	360,657
6,830	Potlatch Corp.	283,786
8,663	Rayonier, Inc.	236,327
14,402	Weyerhaeuser Co.	508,535
		1,389,305
		4,619,551
	TOTAL COMMON STOCKS (Cost $14,532,971)	15,856,282

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 3.6%
$582,453	UMB Money Market Fiduciary, 0.01%[2]	582,453

	TOTAL SHORT-TERM INVESTMENTS (Cost $582,453)	582,453

	TOTAL INVESTMENTS – 100.8% (Cost $15,115,424)	16,438,735
	Liabilities in Excess of Other Assets – (0.8)%	(136,554)

	TOTAL NET ASSETS – 100.0%	$16,302,181

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Pipelines	15.6%
Chemicals	15.1%
Forest Products & Paper	14.1%
REITS	10.1%
Telecommunications	9.9%
Oil & Gas	6.5%
Food	5.2%
Packaging & Containers	4.9%
Agriculture	4.9%
Transportation	2.3%
Gas	2.1%
Environmental Control	2.0%
Pharmaceuticals	1.7%
Engineering & Construction	1.4%
Building Materials	0.8%
Trucking & Leasing	0.6%
Total Common Stocks	97.2%
Short-Term Investments	3.6%
Total Investments	100.8%
Liabilities in Excess of Other Assets	(0.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $15,115,424)	$16,438,735
Receivables:
Investment securities sold	173,424
Fund shares sold	37,297
Due from Advisor	6,994
Dividends and interest	29,586
Prepaid expenses	22,976
Total assets	16,709,012

Liabilities:
Payables:
Investment securities purchased	352,907
Distribution fees - Class A & Class C (Note 7)	1,273
Shareholder servicing fees (Note 6)	269
Auditing fees	16,524
Transfer agent fees and expenses	12,993
Fund accounting fees	6,523
Administration fees	4,824
Chief Compliance Officer fees	1,752
Custody fees	1,383
Accrued other expenses	8,383
Total liabilities	406,831

Net Assets	$16,302,181

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,424,146
Accumulated net investment loss	(72,441)
Accumulated net realized loss on investments and foreign currency transactions	(372,835)
Net unrealized appreciation on investments	1,323,311
Net Assets	$16,302,181

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,032,489
Shares of benficial interest issued and outstanding	256,442
Redemption price[1]	11.83
Maximum sales charge (5.75% of offering price)[2]	0.72
Maximum offering price to public	$12.55

Class C Shares:
Net assets applicable to shares outstanding	$737,339
Shares of benficial interest issued and outstanding	63,061
Redemption price[3]	$11.69

Institutional Class Shares:
Net assets applicable to shares outstanding	$12,532,353
Shares of benficial interest issued and outstanding	1,058,527
Redemption price	$11.84

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year ended November 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $26,356)	$368,536
Interest	35
Total investment income	368,571

Expenses:
Advisory fees	163,383
Transfer agent fees and expenses	69,502
Fund accounting fees	60,579
Administration fees	56,817
Registration fees	48,300
Legal fees	17,701
Auditing fees	16,750
Chief Compliance Officer fees	14,334
Distribution fees - Class A (Note 7)	13,078
Shareholder servicing fees (Note 6)	10,874
Custody fees	8,600
Shareholder reporting fees	8,201
Distribution fees - Class C (Note 7)	8,045
Miscellaneous	7,001
Trustees' fees and expenses	5,201
Insurance fees	1,248

Total expenses	509,614
Advisory fees waived	(163,383)
Other expenses absorbed	(124,628)
Net expenses	221,603
Net investment income	146,968

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(496,027)
Foreign currency transactions	(601)
Net realized loss	(496,628)
Net change in unrealized appreciation/depreciation on:
Investments	837,194
Foreign currency translations	7,114
Net change in unrealized appreciation/depreciation	844,308
Net realized and unrealized gain on investments and foreign currency	347,680

Net Increase in Net Assets from Operations	$494,648

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
Increase in Net Assets from:
Operations:
Net investment income	$146,968	$44,805
Net realized gain (loss) on investments and foreign currency transactions
	(496,628)	47,920
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	844,308	478,536
Net increase in net assets resulting from operations	494,648	571,261

Distributions to Shareholders:
From return of capital
Class A	(15,062)	-
Class C	(733)	-
Institutional Class	(32,182)	-
From net investment income:
Class A	(12,244)	(10,566)
Class C	(506)	(264)
Institutional Class	(27,499)	(19,948)
From net realized gain
Class A	(25,198)	-
Class C	(3,529)	-
Institutional Class	(24,267)	-
Total distributions to shareholders	(141,220)	(30,778)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,305,759	6,040,638
Class C	20,000	801,569
Institutional Class	7,914,456	5,594,335
Reinvestment of distributions:
Class A	52,142	10,333
Class C	4,381	197
Institutional Class	82,448	19,889
Cost of shares redeemed:
Class A	(6,157,386)	(735,663)
Class C	(125,852)	(25,697)
Institutional Class	(971,095)	(699,352)
Net increase in net assets from capital transactions	4,124,853	11,006,249

Total increase in net assets	4,478,281	11,546,732

Net Assets:
Beginning of period	11,823,900	277,168
End of period	$16,302,181	$11,823,900

Accumulated net investment income (loss)	$(72,441)	$(158)

Capital Share Transactions:
Shares sold:
Class A	282,071	548,087
Class C	1,696	73,323
Institutional Class	661,436	508,934
Shares reinvested:
Class A	4,367	943
Class C	373	19
Institutional Class	6,892	1,814
Shares redeemed:
Class A	(514,794)	(65,613)
Class C	(10,732)	(2,374)
Institutional Class	(82,279)	(63,770)
Net increase from capital share transactions	349,030	1,001,363

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$11.49	$10.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.07	0.01
Net realized and unrealized gain on investments	0.34	1.43	0.01
Total from investment operations	0.44	1.50	0.02

Less Distributions:
From return of capital	(0.03)	-	-
From net investment income	(0.02)	(0.03)	-
From net realized gain	(0.05)	-	-
Total distributions	(0.10)	(0.03)	-

Net asset value, end of period	$11.83	$11.49	$10.02

Total return [2]	3.84%	14.98%	0.20%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,033	$5,569	$14

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.54%	6.82%	122.35%	[4]
After fees waived and expenses absorbed	1.60%	1.60%	1.60%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.06%)	(4.62%)	(120.45%)	[4]
After fees waived and expenses absorbed	0.88%	0.60%	0.30%	[4]
Portfolio turnover rate	24%	7%	3%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$11.41	$10.01	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.02	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.33	1.42	0.02
Total from investment operations	0.35	1.40	0.01

Less Distributions:
From return of capital	(0.01)	-	-
From net investment income	(0.01)	-	-
From net realized gain	(0.05)	-	-
Total distributions	(0.07)	-	-

Net asset value, end of period	$11.69	$11.41	$10.01

Total return [3]	3.04%	14.03%	0.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$737	$819	$7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.29%	7.57%	123.10%	[5]
After fees waived and expenses absorbed	2.35%	2.35%	2.35%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.81%)	(5.37%)	(121.20%)	[5]
After fees waived and expenses absorbed	0.13%	(0.15%)	(0.45%)	[5]
Portfolio turnover rate	24%	7%	3%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$11.50	$10.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.13	0.09	0.01
Net realized and unrealized gain on investments	0.34	1.43	0.02
Total from investment operations	0.47	1.52	0.03

Less Distributions:
From return of capital	(0.04)	-	-
From net investment income	(0.04)	(0.05)	-
From net realized gain	(0.05)	-	-
Total distributions	(0.13)	(0.05)	-

Net asset value, end of period	$11.84	$11.50	$10.03

Total return[2]	4.12%	15.15%	0.30%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,532	$5,436	$256

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.29%	6.57%	122.10%	[4]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.81%)	(4.37%)	(120.20%)	[4]
After fees waived and expenses absorbed	1.13%	0.85%	0.55%	[4]
Portfolio turnover rate	24%	7%	3%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
The Capital Innovations Global Agri, Timber, Infrastructure Fund (the ''Fund'') was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the "Trust") which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund seeks to maximum total return through growth of capital, and secondarily seeks to provide current income to shareholders.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class and commenced operations on September 28, 2012.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP").  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund's assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund's records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund's NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At November 30, 2014, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with Liberty Street Advisors, Inc. (the "Advisor").  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Fund's average daily net assets.  The Advisor engages Capital Innovations, LLC (the "Sub-Advisor") to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively until March 31, 2015.

For the year ended November 30, 2014, the Advisor waived all its fees and absorbed other expenses totaling $288,011.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund's expense ratio, including the recovered expenses, falls below the expense at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2014, the amount of these potentially recoverable expenses was $689,443.  The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

2015	$55,169
2016	$346,263
2017	$288,011

Foreside Fund Services, LLC ("Distributor") serves as the Fund's distributor; UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund's custodian.

The amount of net selling commissions and deferred sales charges from the Fund's Class A and Class C Shares received by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended November 30, 2014 were as follows:

	Class A	Class C
Net Selling Commissions	$23,651	$-
Deferred Sales Charge	$-	$18

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund's co-administrators.  For the year ended November 30, 2014, the Fund's allocated fees incurred to Trustees who are not affiliated with the Fund's co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC. provides Chief Compliance Officer ("CCO") services to the Trust. Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust. The Fund's allocated fees incurred for CCO services for the year ended November 30, 2014, are reported on the Statement of Operations

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,870,075
Gross unrealized appreciation	$2,178,150
Gross unrealized depreciation	(609,490)
Net unrealized appreciation on investments	$1,568,660

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated realized gain/loss as follows:

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 64,947	$ (176,401)	$ 111,454

As of November 30, 2014 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$--
Undistributed long-term gains	--
Tax accumulated earnings	--
Accumulated capital, other losses and partial MLP dispositions	(690,625)
Net unrealized appreciation on investments	1,568,660
Total accumulated earnings	$878,035

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	$76,036	$30,778

Net long term capital gains	17,208	-

Total taxable distributions	93,244	30,778

Non-taxable distributions	47,976

Total distributions paid	$141,220	$30,778

Note 5- Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $7,458,654 and $3,455,871, respectively.

Note 6 – Shareholder Servicing Plan
Effective January 1, 2014, the Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the "Plan") to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Prior to January 1, 2014, the Shareholder Servicing Plan (the "Plan") provided for a fee at an annual rate of up to 0.10% of average daily net assets.

For the year ended November 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor's affiliated broker-dealer, HRC Fund Associates, LLC ("HRC"), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  In addition, HRC may receive sales charges from the Fund's Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund's Distributor.  For the year ended November 30, 2014 HRC did not receive any distribution fees or sales commissions from the Distributor pursuant to the wholesaling agreement.

For the year ended November 30, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Capital Innovations Global Agri, Timber, Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$15,856,282	$-	$-	$15,856,282
Short-Term Investments	582,453	-	-	582,453
Total Investments	$16,438,735	$-	$-	$16,438,735

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the "Fund"), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period September 28, 2012 (commencement of operations) to November 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund's management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Innovations Global Agri, Timber, Infrastructure Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period September 28, 2012 to November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended November 30, 2014, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended November 30, 2014, 100.00% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended November 30, 2014, the Fund designates $17,208 as long-term capital gain distributions.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 990-9950.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
"Independent" Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010)
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an "interested person" of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an "interested person" of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the "Board") of Investment Managers Series Trust (the "Trust"), including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Liberty Street Advisors, Inc. (the "Investment Advisor") and the Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Fund Advisory Agreements") between the Investment Advisor and Capital Innovations, LLC (the "Sub-Advisor") with respect to the Capital Innovations Global Agri, Timber, Infrastructure Fund series of the Trust (the "Fund") for additional one-year terms.  In approving renewal of the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that renewal of each Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust's co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index, the S&P Global Agribusiness Index and a group of comparable funds selected by Morningstar, Inc. (the "Performance Peer Group") from its World Energy fund universe (the "Performance Universe") for the one-year period ended June 30, 2014; reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the "Expense Peer Group") from its Natural Resources fund universe (the "Expense Universe"); and information about the Investment Advisor's and Sub-Advisor's policies and procedures, including their compliance manuals and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by it during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board's consideration of the Advisory Agreement.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the total return of the Fund for the one-year period exceeded the median return of the Performance Universe, but was lower than the Performance Peer Group median return by 855 basis points, the S&P Index return by 322 basis points and the S&P Global Agribusiness Index return by 69 basis points.  The Trustees noted the Investment Advisor's assessment that most funds in the World Energy Performance Universe invest in a wide variety of energy and natural resource companies, while the Fund seeks to invest in infrastructure, timber and agribusiness related companies, and that over time the investment results and volatility levels of the Fund may vary dramatically from those of the Performance Universe and the Performance Peer Group.  The Trustees also considered that the unique nature of the Fund made selection of an appropriate performance universe and peer group difficult. The Trustees also noted that performance results for the Fund were reported for a relatively short period and that performance over a longer term would be more meaningful.  The Trustees observed that the Investment Advisor was recommending the renewal of the Sub-Advisory Agreement and that the Investment Advisor believed the Fund's performance over the last 12 months was consistent with, and that the Fund was well positioned to continue to meet, its investment objective.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the overall quality of services provided by the Investment Advisor and the Sub-Advisor to the Fund.  In doing so, the Board considered the Investment Advisor's role as the Fund's investment advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund's operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund's compliance with its investment policies; and that the Sub-Advisor's responsibilities include day-to-day portfolio management. The Board also considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund and the commitment of the Investment Advisor to the maintenance and growth of the Fund's assets.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of each of the Investment Advisor and the Sub-Advisor. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by each of the Investment Advisor and the Sub-Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) of the Fund were higher than the Fund's Expense Peer Group and the Expense Universe medians by 23 basis points.  The Trustees noted, however, that the Investment Advisor had waived its entire fee for the Fund, in addition to subsidizing certain Fund operating expenses, for the year.  The Trustees also noted the Investment Advisor's assessment that most funds in the Natural Resources Expense Universe are funds designed to replicate or provide investors with "style-box" exposure to natural resources and may not provide the best basis of comparison for an actively managed portfolio.  The Trustees observed that the Fund's advisory fee was lower than that of three actively managed funds included in the Performance Peer Group.  The Trustees noted that the Investment Advisor does not provide advisory services to any other mutual funds or any other accounts with similar investment strategies as the Fund, and therefore the Board could not compare the Fund's advisory fees to the advisory fees paid by any other client of the Investment Advisor.

In considering the total expenses paid by the Fund, the Board observed that the total expenses paid by the Fund (net of fee waivers) were higher than the Fund's Expense Peer Group and the Expense Universe medians by 13 and 23 basis points, respectively.  The Trustees noted, however, that the Fund's average net assets as of June 30, 2014, was significantly lower than the average asset size of funds in the Expense Peer Group and Expense Universe.

The Board reviewed information regarding the sub-advisory fees charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Investment Advisor's services include supervision and monitoring of the investment and trading activities of the Sub-Advisor, analysis of the Fund's investment operations, and general administrative services related to the Investment Advisor's overall supervision of the Fund.  The Board noted that the fees charged by the Sub-Advisor were significantly less than the standard fees it charges to its institutional separate account clients with similar objectives and policies as those of the Fund.  The Board also noted that the Investment Advisor pays the Sub-Advisor's sub-advisory fees out of the Investment Advisor's advisory fee.

The Board and the Independent Trustees concluded that the compensation payable to each of the Investment Advisor and the Sub-Advisor under its respective Fund Advisory Agreement was fair and reasonable in light of the services provided by such company to the Fund.

Capital Innovations Global Agri, Timber, Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor's costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had not realized any profits from the Fund. The Board also considered the benefits received by the Investment Advisor, its affiliates and the Sub-Advisor as a result of their relationships with the Fund (other than investment advisory and sub-advisory fees), including benefits received by the Investment Advisor's affiliated broker-dealer in connection with the marketing of Fund shares, 12b-1 distribution fees paid to the Investment Advisor's affiliates, research services provided to the Sub-Advisor by broker-dealers providing execution services to the Fund, and the intangible benefits of their association with the Fund generally and any favorable publicity arising in connection with the Fund's performance. The Trustees also noted that although there were no advisory fee breakpoints, the Investment Advisor had indicated that it had not realized significant economies of scale with respect to the Fund and that any such economies would be considered in the future, as the Fund's assets grow.  The Trustees noted that the sub-advisory fee included breakpoints.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

Capital Innovations Global Agri, Timber, Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (Class A and C shares only), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the rows titled "Actual Performance" of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/01/14	Ending Account Value 11/30/14	Expenses Paid During Period 06/01/14-11/30/14*
Class A Shares
Actual Performance	$1,000.00	$990.20	$7.98
Hypothetical (5% annual return before expenses)	1,000.00	1,017.07	8.09
Class C Shares
Actual Performance	1,000.00	985.50	11.70
Hypothetical (5% annual return before expenses)	1,000.00	1,013.27	11.86
Institutional Class Shares
Actual Performance	1,000.00	990.90	6.74
Hypothetical (5% annual return before expenses)	1,000.00	1,018.27	6.83

*	Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Capital Innovations Global Agri, Timber, Infrastructure Fund
a series of Investment Managers Series Trust

Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Capital Innovations, LLC
325 Forest Grove Drive, Suite 100,
Pewaukee, WI 53072

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Capital Innovations Global Agri, Timber, Infrastructure Fund Class A Shares	INNAX	461 418 139
Capital Innovations Global Agri, Timber, Infrastructure Fund Class C Shares	INNCX	461 418 121
Capital Innovations Global Agri, Timber, Infrastructure Fund Institutional Class Shares	INNNX	461 418 113

Privacy Principles of the Capital Innovations Global Agri, Timber, Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 990-9950, on the Fund's website at www.capinnovationsfund.com or on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 990-9950 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 990-9950. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Capital Innovations Global Agri, Timber, Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 990-9950

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-990-9950.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant's three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert."  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant's Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/15/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/15/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/15/15